As filed with the Securities and Exchange Commission on April 17, 2003.

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant           /x/
Filed by a Party other than the Registrant          /  /

Check the appropriate box:
/ /	Preliminary Proxy Statement	/ /	Confidential, for Use of the
/x/	Definitive Proxy Statement		Commission Only (as permitted by
/ /	Definitive Additional Materials		Rule 14a-6(e)(2))
/ /	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

DARLING INTERNATIONAL INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

251 O'Connor Ridge Boulevard, Suite 300
Irving, Texas 75038

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 13, 2003

To the Stockholders of Darling International Inc.:

          An Annual Meeting of Stockholders of Darling International Inc. will be held on Tuesday, May 13, 2003, at 10:00 a.m., local time, at the Sheraton Grand Hotel, 4440 W. John Carpenter Freeway, Irving, Texas 75063, for the following purposes (which are more fully described in the accompanying Proxy Statement):

  To elect five directors of Darling International Inc. to serve until the next annual meeting of stockholders (Proposal 1); and

  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

          The affirmative vote of the holders of a plurality of the shares of our common stock voting is required for the election of each of the nominees for director and approval of Proposal No. 1 (assuming a quorum is present).

           The Board of Directors unanimously recommends that you vote to approve Proposal No. 1.

          The Board of Directors has fixed the close of business on April 4, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

          You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting, to assure your shares are represented at the Annual Meeting, please date, execute and mail promptly the enclosed proxy in the enclosed envelope, for which no additional postage is required.

           A copy of our Annual Report for the year ended December 28, 2002 is enclosed for your convenience.

By Order of the Board of Directors,

Joseph R. Weaver, Jr. Secretary

Irving, Texas
April 17, 2003

Your vote is important.
Please execute and return promptly the enclosed proxy card in the envelope provided.

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TABLE OF CONTENTS

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ii

251 O'Connor Ridge Boulevard, Suite 300
Irving, Texas 75038

PROXY STATEMENT
FOR AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 13, 2003

           This Proxy Statement is provided to the stockholders of Darling International Inc. ("Darling," "we," or "our company") in connection with the solicitation of proxies by the Board of Directors to be voted at an Annual Meeting of Stockholders to be held at the Sheraton Grand Hotel, 4440 W. John Carpenter Freeway, Irving, Texas 75063, at 10:00 a.m., local time, on Tuesday, May 13, 2003, and at any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy is first being sent or given to stockholders on or about April 17, 2003. This Proxy Statement provides information that should be helpful to you in deciding how to vote on the matters to be voted on at the Annual Meeting.

           We are asking you to elect the five nominees as directors of Darling International Inc. until the next annual meeting of stockholders (Proposal 1).

QUESTIONS AND ANSWERS ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

           You are entitled to vote your shares of Darling common stock at the Annual Meeting and any adjournment or postponement thereof if our records show that you owned the shares at the close of business on April 4, 2003. A total of 62,288,168 shares of common stock are eligible to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. The enclosed proxy card shows the number of shares you are entitled to vote at the meeting.

How do I vote?

           Your shares may only be voted at the Annual Meeting if you are present or are represented by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to assure that your shares will be represented. To vote by proxy, complete the enclosed proxy card and mail it in the postage-paid envelope provided.

           You may revoke your proxy at any time before it is exercised by timely submission of a written revocation to our Secretary, submission of a properly executed later-dated proxy, or by voting by ballot at the Annual Meeting. Voting by proxy will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. Attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.

           If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

           All shares entitled to vote that are represented by properly-completed proxies received prior to the Annual Meeting and not revoked will be voted at the meeting in accordance with your instructions. If you do not indicate how your shares should be voted, the shares represented by your properly-completed proxy will be voted (i) FOR Proposal No. 1 and (ii) in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the Annual Meeting.

Who may attend the Annual Meeting?

           All stockholders that were stockholders of Darling as of the record date (April 4, 2003), or their authorized representatives, may attend the Annual Meeting. Admission to the meeting will be on a first-come, first-served basis. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you should bring proof of ownership, such as a bank or brokerage account statement, to the Annual Meeting to ensure your admission.

How will votes be counted?

           The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares entitled to vote, is represented in person or by proxy. Abstentions and broker "non-votes" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

           With respect to the nominees for director under Proposal No. 1-- Election of Directors, to be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. Accordingly, shares not voted in the election of directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director.

Who will count the votes?

           Our transfer agent, EquiServe Trust Company, N.A., will tally the vote, and will serve as inspector of the Annual Meeting.

How are proxies being solicited and who will pay for the solicitation of proxies?

           We will bear the expense of the solicitation of proxies. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, over the Internet or in person. No special compensation will be paid to our directors, officers or employees for the solicitation of proxies. To solicit proxies, we will also request the assistance of banks, brokerage houses and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies. We will also use the services of the proxy solicitation firm of The Altman Group, Inc. to assist in the solicitation of proxies. For such services, we will pay a fee that is not expected to exceed $5,000, plus out-of-pocket expenses.

Who can help answer my other questions?

           If you have more questions about voting or wish to obtain another proxy card, you should contact:

Joseph R. Weaver, Jr.
General Counsel and Secretary
Darling International Inc.
251 O'Connor Ridge Boulevard, Suite 300
Irving, Texas 75038
Telephone: 972.717.0300
Fax: 972.281.4475
E-mail: corporatesecretary@darlingii.com

CORPORATE GOVERNANCE

           In accordance with the General Corporation Law of the State of Delaware and our certificate of incorporation, as amended and our amended and restated bylaws, our business, property and affairs are managed under the direction of the Board of Directors.

Meetings of the Board of Directors

          During the fiscal year ended December 28, 2002, the Board of Directors held six regular meetings and nine special meetings. Each of the directors attended at least 75% of all meetings held by the Board of Directors and all meetings of each committee of the Board of Directors on which such director served during the fiscal year ended December 28, 2002.

Committees of the Board of Directors

          The Board of Directors has an audit committee, compensation committee, nominating committee, search committee and special committee.

           Audit Committee.    The audit committee currently consists of Messrs. Peterson (Chairman), Albrecht, and Macaluso. Prior to May 10, 2002, the audit committee consisted of Joe Colonnetta (Chairman), Fred Klink and Bruce Waterfall. The audit committee met six times during the fiscal year ended December 28, 2002. The functions of the audit committee are:

  to annually request from the outside auditors, a formal written statement delineating all relationships between the auditor and our company, discuss with the outside auditors any such disclosed relationships and their impact on the outside auditors’ independence; and recommend that the Board of Directors take appropriate action to oversee the auditor’s independence, to review the audit plans, scope, fees, and audit results of our independent auditors;

  to review internal audit reports on the adequacy of internal audit controls,

  to review and approve non-audit services and fees, and

  to review the scope of the internal auditors’ plans, the results of their audits, and the effectiveness of our program of correcting audit findings.

The audit committee also appoints the independent auditors to perform the annual audit of our financial statements. The directors who serve on the audit committee are all “independent” for purposes of the American Stock Exchange listing standards.

           The Board of Directors has adopted a written charter setting out the audit related functions the audit committee is to perform. A copy of the audit committee charter is attached to this proxy statement as Annex A.

          Compensation Committee.    The compensation committee currently consists of Messrs. Klink (Chairman), Albrecht, Macaluso, and Peterson. Prior to May 10, 2002, the compensation committee consisted of Mr. Klink (Chairman), Mr. Waterfall and Dennis Longmire. The compensation committee met two times during the fiscal year ended December 28, 2002. The functions of the compensation committee are:

  to review and recommend to the Board of Directors the direct and indirect compensation and employee benefits of our executive officers,

  to review and administer our incentive, bonus, and employee benefit plans, including the 1993 Flexible Stock Option Plan (1993 Plan), the 1994 Employee Flexible Stock Option Plan (1994 Plan), and the Non-Employee Directors Stock Option Plan,

  to review our policies relating to employee and executive compensation, and to review management's long-range planning for executive development and succession.

          Nominating Committee.    The nominating committee, established in September 2002, currently consists of Messrs. Macaluso (Chairman), Albrecht, Klink and Peterson. The nominating committee met two times during the fiscal year ended December 28, 2002. The functions of the nominating committee are:

  to identify, review, evaluate and recommend potential candidates to serve as directors of our company, and to serve as a focal point for communication between such candidates, our directors who are not members of the nominating committee and our management.

          Search Committee.    The search committee consisted of Messrs. Klink (Chairman), Albrecht, Macaluso, and Peterson. The search committee was formed August 13, 2002 for the principal purpose of identifying, interviewing and selecting a qualified candidate to replace Mr. Taura as Chairman of the Board of Directors and Chief Executive Officer of our company. The search committee met twelve times during the fiscal year ended December 28, 2002.

          Special Committee.   The special committee currently consists of Messrs. Macaluso (Chairman), Albrecht, Klink and Peterson. The special committee was established in December 2002 and did not meet during fiscal 2002. The functions of the special committee are to develop, analyze and explore our company's strategic alternatives to attempt to maximize shareholder value.

Director Compensation

           Prior to October 1, 2002, non-employee members of the Board of Directors were paid a $25,000 annual retainer. Each outside director received $1,500 for each board meeting or $1,000 for each committee meeting personally attended, or $500 if a committee meeting was attended before or after a board meeting, and $750 for each board or committee meeting attended by telephone. Effective October 1, 2002, the annual retainer became $35,000. The chairman of the audit, compensation, nominating and special committee each receive an additional $5,000 annual retainer. The chairman of the search committee received a one-time $10,000 fee for 2002. Also effective October 1, 2002, each outside director receives $1,500 for each board or committee meeting attended in person or by video where minutes are taken, or $1,000 if attended by telephone.

           Under the Non-Employee Directors Stock Option Plan, prior to May 17, 2000, each outside director was granted an option to purchase 15,000 shares of our common stock on the tenth business day of July 1995 and was granted an identical option on the tenth business day of July of each year thereafter. Each outside director elected after July 1995 but prior to May 17, 2000, was granted an option to purchase 21,000 shares of our common stock on the day he was first elected by our stockholders as a member of the Board of Directors. Pursuant to an amendment to the Non-Employee Directors Stock Option Plan adopted on May 17, 2000, each outside director elected on or after May 17, 2000 is granted options to buy 4,000 shares of our common stock when he is first elected to the Board of Directors by our stockholders. On the date of each calendar year thereafter on which our independent auditors sign their annual audit report, options to purchase 4,000 shares of our common stock are granted under the Non-Employee Directors Stock Option Plan to each of our outside directors, but such grants occur only if we obtain 90% of our target EBITDA for our most recent completed fiscal year. The per share exercise price of each option granted under the Non-Employee Directors Stock Option Plan is equal to the fair market value per share of our common stock on the date of grant of the options relating thereto. Twenty-five percent of the shares subject to each option vest on the date that is six months following the date of grant and 25% of the shares vest on each of the first, second and third anniversaries of the date of grant thereafter. Options to purchase an aggregate of 450,000 shares of our common stock may be granted under the Non-Employee Directors Stock Option Plan.

          If while unexercised options remain outstanding under the Non-Employee Directors Stock Option Plan, any of the following events occur, all options granted under the Non-Employee Directors Stock Option Plan become exercisable in full, whether or not they are otherwise exercisable:

  any entity other than us makes a tender or exchange offer for shares of our common stock pursuant to which purchases are made,

  our stockholders approve a definitive agreement to merge or consolidate our company with or into another corporation or to sell all or substantially all of our assets or adopt a plan of liquidation,

  the beneficial ownership of securities representing more than 15% of the combined voting power of our company is acquired by any person, or during any period of two consecutive years, the individuals who at the start of such period were members of the Board of Directors cease to constitute at least a majority thereof, unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the start of such period.

          In the case of a merger where we are the surviving entity and in which there is a reclassification of the shares of our common stock, each option shall become exercisable for the kind and amount of shares of stock or other securities receivable upon such reclassification or merger. Upon consummation of the recapitalization of our company in May 2002, all then outstanding options granted under the Non-Employee Directors Stock Option Plan became exercisable in full, whether or not they were otherwise exercisable.

          On March 15, 2002, each outside director as of such date (Messrs. Colonnetta, Klink, Longmire and Waterfall) was granted 4,000 options with a per share exercise price of $0.56 under the Non-Employee Directors Stock Option Plan because we achieved in excess of 90% of our targeted EBITDA for the fiscal year ended December 29, 2001. The per share exercise price of each option granted under the Non-Employee Directors Stock Option Plan is equal to the fair market value per share of our common stock on the date of grant of the options relating thereto. On May 10, 2002, each of Messrs. Albrecht, Macaluso and Peterson, upon his election to our Board of Directors was granted options to purchase 4,000 shares of our common stock with a per share exercise price of $0.80 per share. In total, 28,000 options were granted under the Non-Employee Directors Plan during the fiscal year ended December 28, 2002.

          On March 26, 2003, each outside director as of such date (Messrs. Albrecht, Klink, Macaluso and Peterson) was granted 4,000 options with a per share exercise price of $1.99 under the Non-Employee Directors Stock Option Plan because we achieved in excess of 90% of our targeted EBITDA for the fiscal year ended December 28, 2002.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Introduction

          Our current Board of Directors consists of six members. However, Denis Taura will not be standing as a nominee at the Annual Meeting and therefore the size of the Board of Directors will be reduced to five members. The nominees for election as directors are O. Thomas Albrecht, Fredric J. Klink, Charles Macaluso, Richard A. Peterson and Randall C. Stuewe.

          At the Annual Meeting, the nominees for director are to be elected to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as designated by the Board of Directors. The following table sets forth for each of the nominees for election as a director, his age, principal occupation and certain other information. For information about Mr. Taura, see "Our Management" below.

Name	Age	Principal Occupation
Randall C. Stuewe	40	Mr. Stuewe has served as our Chairman and Chief Executive Officer since February 2003. From 1996 to 2002, Mr. Stuewe worked for ConAgra Foods, Inc. as executive vice president and most recently as president of Gilroy Foods. Prior to serving at ConAgra Foods, he spent twelve years in management, sales and trading positions at Cargill, Inc.

O. Thomas Albrecht	56	Mr. Albrecht was employed by the McDonald's Corporation from 1977 until his retirement in March 2001. Most recently, from 1995 until March 2001, Mr. Albrecht served as a senior vice president and chief purchasing officer of McDonald's Corporation. Mr. Albrecht has served as a director of our company since May 2002.

Fredric J. Klink	69	Mr. Klink has been a director of our company since April 1995. Since December 31, 2001, Mr. Klink has been of counsel at the law firm of Dechert LLP. Prior thereto he was partner at the law firm of Dechert LLP for more than five years. Mr. Klink's law practice concentrates on mergers and acquisitions, securities, and international work. He received his LL.B. from Columbia Law School in 1960.

Name	Age	Principal Occupation
Charles Macaluso	59	Mr. Macaluso has been a principal of Dorchester Capital, LLC, a management consulting and corporate advisory service firm focusing on operational assessment, strategic planning and workouts, since 1998. From 1996 to 1998, he was a partner at Miller Associates, Inc., a workout, turnaround partnership focusing on operational assessment, strategic planning and crisis management. Mr. Macaluso is currently a director of Elder-Beerman Stores Corp. (NASDAQ: EBSC), where he serves as Chairman of the Strategic Planning Committee and serves on the Audit and Finance Committee and also serves as a director of Flag Telecom, Ltd. and is a member of the audit committee. Mr. Macaluso also serves as a director of the following companies: Crescent Public Telephone, Inc. (chairman), Prime Succession, Inc. (chairman), and Lazy Days RV Centers, Inc. Mr. Macaluso has served as a director of our company since May 2002.

Richard A. Peterson	61	Mr. Peterson has been the managing principal of Peterson and Associates, a firm specializing in financial restructuring and strategic advisory services to management and directors of distressed companies, a firm he founded in April 2001. Prior thereto, Mr. Peterson was a senior vice president and regional manager in the managed assets department of Bank One, NA, from April 1999 until his retirement in April 2001. From the Fall of 1998 until April 1999, he was a first vice president and regional manager in the managed assets department of Bank One, N.A.; and he held the same position with Bank One, N.A.'s predecessor, First National Bank of Chicago, from 1995 until the Fall of 1998. He was employed by First National Bank of Chicago from October 1981 to 1995 in various capacities in the "workout and turnaround" group for large corporate credits. Mr. Peterson has served as a director of our company since May 2002.

Required Vote

          To be elected, each nominee for director must receive a plurality of all votes cast with respect to such position as director.

Recommendation of the Board of Directors

          The Board of Directors recommends that the stockholders vote "FOR" each of the nominees set forth in Proposal No. 1.

OUR MANAGEMENT

Executive Officers and Directors

          Our executive officers and directors, their ages and their positions as of April 17, 2003, are as follows: Our executive officers serve at the discretion of the Board of Directors.

Name	Age	Position
Randall C. Stuewe	40	Chairman of the Board and Chief Executive Officer
James A. Ransweiler	59	President and Chief Operating Officer
John O. Muse	54	Executive Vice President - Finance and Administration
Neil Katchen	57	Executive Vice President - Operations
Mitchell Kilanowski	51	Executive Vice President - Marketing and Research
Gilbert L. Gutierrez	46	Senior Vice President - Business Development
Joseph R. Weaver, Jr.	56	General Counsel and Secretary
O. Thomas Albrecht (1) (2) (3) (4) (5)	56	Director
Fredric J. Klink (2) (3) (4) (5)	69	Director
Charles Macaluso (1) (2) (3) (4) (5)	59	Director
Richard A. Peterson (1) (2) (3) (4) (5)	61	Director
Denis J. Taura	63	Director

  Member of the audit committee

  Member of the compensation committee

  Member of the nominating committee

  Member of the search committee

  Member of the special committee

           For a description of the business experience of Mr. Stuewe, Mr. Albrecht, Mr. Klink, Mr. Macaluso and Mr. Peterson, see Proposal No. 1 - Election of Directors.

           James A. Ransweiler has served as the President and Chief Operating Officer of our company since August 1999. Mr. Ransweiler served as the President of Darling Rendering from October 1997 to August 1999. From August 1986 to October 1997, he served as Vice President of our Eastern Region, except for the period from January 1989 to February 1990 when he served as Special Projects Coordinator.

           John O. Muse has served as our Executive Vice President - Finance and Administration since February 2000. From October 1997 to February 2000, he served as our Vice President and Chief Financial Officer. From 1994 to October 1997 he served as Vice President and General Manager at Consolidated Nutrition, L.C. Prior to serving at Consolidated Nutrition, Mr. Muse was Vice President of Premiere Technologies, a wholly-owned subsidiary of Archer-Daniels-Midland Company. Since August 1998, Mr. Muse has served on an advisory board for FM Global.

           Neil Katchen has served as Executive Vice President - Operations since November 2001. Prior thereto he served as Vice President of our Eastern Region beginning in October 1997 and served as General Manager of our Newark, New Jersey facility from January 1990 to October 1997.

           Mitchell Kilanowski has served as our Executive Vice President - Marketing and Research since January 1999. From September 1997 to January 1999, Mr. Kilanowski served as our Vice President-Marketing. From August 1986 to September 1997 he served as Director of Domestic Sales. From March 1975 to August 1986 he served in customer sales and service.

          Gilbert L. Gutierrez has served as our Senior Vice President - Business Development since November 2001. Prior thereto he served as General Manager of our Los Angeles, California facility from June 1997 to November 2001. Prior to serving as General Manager, he served as our Vice President - Human Resources.

          Joseph R. Weaver, Jr. has served as our General Counsel since March 1997 and as our Secretary since April 1997. From May 1994 to March 1997, he served as Secretary and General Counsel of AAF-McQuay, Inc. From January 1990 to April 1994, Mr. Weaver served as Assistant General Counsel of AAF-McQuay, Inc., then known as Snyder General Corporation.

          Denis J. Taura served as our Chairman of the Board and Chief Executive Officer from August 1999 until February 2003. Mr. Taura is a partner in the management consulting firm Taura Flynn and Associates, LLC. Previously, in October 1991, Mr. Taura founded D. Taura and Associates, a management consulting firm and a predecessor of Taura Flynn and Associates, LLC. Mr. Taura served as chairman of D. Taura and Associates. From 1972 to October 1991, Mr. Taura was a partner with KPMG LLP. Mr. Taura serves as a director of Kasper A.L.S. Limited and Safeguard Business Systems, Inc.

EXECUTIVE COMPENSATION

          The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for fiscal years 2002, 2001 and 2000 paid to our five most highly compensated executive officers who were serving as such at December 28, 2002.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus	Number of Securities Underlying Options		All Other Compensation

Denis J. Taura	2002	$210,000		-	-		$805,815	(4)
Chairman and Chief Executive	2001	700,000	(2)	-	-		-
Officer (1)	2000	520,000	(3)	-	1,080,000	(6)	13,200	(5)
James A. Ransweiler	2002	335,000		$91,106	-		-
President and	2001	307,500		30,000	90,000	(7)	-
Chief Operating Officer	2000	300,000		-	-		-
John O. Muse	2002	252,788		54,844	-		-
Executive Vice President-	2001	216,924		20,000	45,000	(7)	-
Finance and Administration	2000	197,693		-	-		-
Neil Katchen	2002	220,000		71,250	-		-
Executive Vice President-	2001	200,000		20,000	73,800	(7)	-
Operations	2000	195,000		-	-		-
Mitchell Kilanowski	2002	180,000		23,911	-		-
Executive Vice President-	2001	164,000		10,000	45,000	(7)	-
Marketing and Research	2000	160,000		-	-		-

  Mr. Taura resigned as Chairman and Chief Executive Officer of our company on February 3, 2003 and was replaced on such date by Mr. Stuewe. Mr. Taura continues to serve as a director of our company.

  Of this amount, $180,000 represents additional salary paid to Mr. Taura as compensation for extensive additional time spent on company matters during fiscal 2001.

  Of this amount, $130,000 represents compensation paid to Taura Flynn and Associates, LLC, of which Mr. Taura is a principal, for services provided to our company by Mr. Taura as Chief Executive Officer pursuant to a loan-out agreement. Effective March 15, 2000, Mr. Taura became an employee of our company. Mr. Taura did not participate in any of our employee benefit plans.

  Of this amount, $346,667 represents severance payments as described below under "Employment Agreements" and $459,148 represents consulting fees paid to Taura Flynn and Associates, LLC. Upon the consummation of our company's recapitalization effective as of May 10, 2002, Mr. Taura was retained as a consultant to our company and the remaining portion of Mr. Taura's salary for 2002 was paid to Taura Flynn and Associates, LLC, of which Mr. Taura is a principal, for services provided to our company by Mr. Taura as Chief Executive Officer pursuant to a consulting agreement. Mr. Taura's entry into the consulting agreement was a condition precedent to the consummation of the Recapitalization Agreement.

  $13,200 represents payments of management consulting fees and expenses to Taura Flynn and Associates, LLC, of which Mr. Taura is a principal, for services provided to us.

  Amount represents (i) options to purchase 540,000 shares of our common stock granted March 15, 2000 and ratified by shareholders on May 17, 2000; and (ii) options granted on December 13, 2000 to purchase an additional 540,000 shares of our common stock.

  On May 16, 2001, our stockholders authorized the Board of Directors to grant under the 1994 Plan on or after June 4, 2001 options to purchase 735,355 shares of our common stock at 100% of fair market value on such date to key employees who surrendered an equal number of options on December 1, 2000. On June 5, 2001, options to purchase 703,385 shares of our common stock were issued to such key employees at $0.50 per share.

Option Grants

           No options were granted by us to any of the executive officers named in the summary compensation table above during the fiscal year ended December 28, 2002. Upon Randall Stuewe's appointment as Chairman and Chief Executive Officer effective February 3, 2003, Messr. Stuewe was issued options under the 1994 Plan to purchase 250,000 shares of our common stock at $1.96 per share.

Option Exercises and Year-End Options Values

           The following table sets forth certain information with respect to options exercised during the fiscal year ended December 28, 2002 by each of the executive officers named in the summary compensation table above and the value of unexercised options held by such executive officers at December 28, 2002:

	Options Exercised in Fiscal 2002		Number of Securities Underlying Unexercised		Value of Unexercised In-the-Money Options at
	Shares Acquired on Exercise	Value Realized	Options at December 28, 2002 Exercisable (E) Unexercisable (U)		December 28, 2002 Exercisable (E) Unexercisable (U) (1)

Denis J. Taura	-	-	1,206,000	(E)	$675,000	(E)
			0	(U)	0	(U)
James A. Ransweiler	-	-	200,832	(E)	45,000	(E)
			54,000	(U)	67,500	(U)
John O. Muse	-	-	18,000	(E)	22,500	(E)
			27,000	(U)	33,750	(U)
Neil Katchen	-	-	29,520	(E)	36,900	(E)
			44,280	(U)	55,350	(U)
Mitchell Kilanowski	-	-	18,000	(E)	22,500	(E)
			27,000	(U)	33,750	(U)

  Based on the difference between the closing price of our common stock on December 28, 2002 ($1.75 per share) and the exercise price of the option.

Employment Agreements

          We have entered into an employment agreement dated as of February 3, 2003 with Mr. Stuewe, our Chairman and Chief Executive Officer. The employment is for an interim term of not less than four and not more than nine months from the date of the agreement. Unless we notify Mr. Stuewe that the interim period has been terminated and that the term shall not commence, the term of the employment agreement will commence at the end of the interim period and continue for a period of three years, subject to (i) extension for successive one-year periods thereafter unless terminated by not less than six months prior notice by either us or Mr. Stuewe and (ii) termination with or without cause as defined in the agreement.

          Mr. Stuewe is employed as our Chairman and Chief Executive Officer and serves as a member of our Board of Directors. The employment agreement provides for an annual base salary of $400,000, subject to annual increases at the discretion of the compensation committee of our Board of Directors. The agreement also provides for Mr. Stuewe to receive our standard retirement and welfare benefits for executive officers. Mr. Stuewe's employment agreement also includes a severance agreement as described below.

          On February 3, 2003, the effective date of the employment agreement, we granted Mr. Stuewe stock options to purchase 250,000 shares of our common stock at $1.96 per share (an exercise price equal to 100% of the fair market value of our common stock on the effective date) pursuant to the terms of our 1994 Plan and an individual stock option agreement between Mr. Stuewe and us. 62,500 options became exercisable on February 3, 2003 and 62,500 options become exercisable on each of the first three anniversary dates of the grant.

           In addition, at the commencement of the term (following the expiration of the interim term) the employment agreement provides that we will grant to Mr. Stuewe 250,000 additional options at an option exercise price equal to 100% of the fair market value of our common stock on the date of commencement of the term, pursuant to the terms of the 1994 Plan and of an individual stock option agreement between Mr. Stuewe and us. 62,500 options will become exercisable immediately and 62,500 options become exercisable on each of the first three anniversary dates of the grant.

          During the employment period, Mr. Stuewe is entitled to receive a bonus in an amount equal to 60% or greater of Mr. Stuewe's then base salary (but not in excess of Mr. Stuewe's base salary) based upon the relationship of actual "EBITDA" (as defined in the employment agreement) for a fiscal year to budgeted EBITDA as established by the Board of Directors for such fiscal year.

          We have entered into severance agreements with Messrs. Stuewe, Ransweiler, Muse, Katchen and Kilanowski which provide, subject to certain conditions, for severance compensation equal to one year's compensation to the officer (except that in Mr. Stuewe's case, during the interim term only, as defined in his employment agreement, severance compensation is limited to $75,000 plus, depending upon the date of termination, a portion of one year's compensation) in the event of a termination of the officer's employment unless such termination is voluntary or based upon cause as defined in the agreements. The recapitalization of our company in May 2002 constituted a change of control under the terms of Mr. Taura's severance agreement, which provided for payment of two years base compensation. Pursuant to an amendment to the severance agreement that was entered into as a condition precedent to closing of the recapitalization, such payments are payable in twenty-four equal monthly installments, commencing on May 13, 2002; provided, that when Mr. Taura ceases to be a member of our Board of Directors the balance of his severance will become immediately due and payable.

Stock Option Plans

          1993 Plan. The Board of Directors has suspended the 1993 Flexible Stock Option Plan and no further options are to be issued under such plan. Officers and other key employees of Darling were eligible to receive options under the 1993 Plan. In December 1993, we granted options covering 1,483,500 shares of our common stock to seven members of our management pursuant to the 1993 Plan. The exercise price of these options is $2.857 per share. These options vested 20% on the date of grant and vest 20% on each anniversary date thereof. All options under the 1993 Plan have fully vested. The options granted pursuant to the 1993 Plan are intended to be incentive stock options to the maximum extent permissible under the Internal Revenue Code of 1986, as amended and nonqualified stock options to the extent not incentive stock options. 184,066 of the shares covered by these options were transferred to the 1994 Plan prior to the three-for-one stock split, pursuant to shareholder approval at the annual meeting of stockholders held May 20, 1997.

           1994 Plan. Our compensation committee may grant options under the 1994 Employee Flexible Stock Option Plan to officers and other key employees of Darling. The purpose of the 1994 Plan is to attract, retain and motivate officers and key employees, and to encourage them to have a financial interest in our company. In 1994, 500,000 options, each to buy one share of our common stock, were authorized for the 1994 Plan and pursuant to stockholder approval at the annual meeting of stockholder held May 20, 1997, 184,066 options forfeited or canceled under the 1993 Plan were authorized as additional options available for grant under the 1994 Plan. Therefore, after the effect of the three-for-one stock split, a total of 2,052,198 options were authorized to be granted under the 1994 Plan. Pursuant to stockholder approval at the annual meeting of stockholders held May 27, 1998, 500,000 additional options were authorized for the 1994 Plan bringing the total authorized to be granted under the 1994 Plan to 2,552,198 options. Pursuant to stockholder approval at the annual meeting of stockholders held May 17, 2000, the number of authorized shares under the 1994 Plan was reduced from 2,552,198 to 2,012,198 shares. Options granted pursuant to the 1994 Plan typically vest 20% on the date of grant and 20% on each anniversary date thereof. Pursuant to the acceleration provisions of the 1994 Plan relating to change of control, upon consummation of the recapitalization in May 2002, all then outstanding options granted under the 1994 Plan became exercisable in full, whether or not they were otherwise exercisable, except that the options granted on June 5, 2001, as described below, did not accelerate upon consummation of the recapitalization.

           Under the 1994 Plan, stock options are awarded based on an individual's level of responsibility within his or her area, such individual's executive development potential and competitive market norms. Options granted under the 1994 Plan are granted at 100% of the fair market value of the stock on the date of grant.

           On May 16, 2001, our stockholders authorized the Board of Directors to grant under the 1994 Plan on or after June 4, 2001 options to purchase 735,355 shares of our common stock at 100% of fair market value on such date to key employees who surrendered an equal number of options on December 1, 2000. On June 5, 2001, options to purchase 703,385 shares of our common stock were issued to such key employees at $0.50 per share.

           During fiscal 2002, no options to purchase shares of our common stock were granted under the 1994 Plan.

          Non-Employee Directors Stock Option Plan.   For a description of the Non-Employee Directors Stock Option Plan, see the disclosure set forth above under "Director Compensation."

Equity Compensation Plans

           The following table sets forth certain information as of December 28, 2002 with respect to our equity compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated by (i) all compensation plans previously approved by our security holders, and (ii) all compensation plans not previously approved by our security holders. The table includes:

  the number of securities to be issued upon the exercise of outstanding options;

  the weighted-average exercise price of the outstanding options; and

  the number of securities that remain available for future issuance under the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	2,917,165	(1)	$1.93	802,373
Equity compensation plans not approved by security holders	0		-	0
Total	2,917,165		$1.93	802,373

  Includes (i) shares underlying options that may be issued pursuant to the 1993 Plan, the 1994 Plan and the Non-Employee Director Stock Option Plan, all of which plans have been previously approved by our stockholders, (ii) 540,000 shares underlying options that may be issued outside of the 1994 Plan under an option agreement with Mr. Taura that was previously approved by our stockholders and (iii) shares underlying Former Class A Options that have been previously approved by our stockholders.

Annual Incentive Plan

          Our annual incentive plan is administered by our compensation committee and provides incentive cash bonuses to corporate and regional executives. In fiscal 2002, the annual incentive plan was tied to plan components comprised of actual levels achieved for EBITDA, collection/service charge revenue, operating expenses, safety goals, raw material procurement and individual initiatives. Incentive earned under each component is calculated independently of the other components and is expressed in terms of a percentage of base salary.

Pension Plan Table

          The following table illustrates the approximate annual pension that the executive officers named in the summary compensation table above (other than Mr. Taura) would receive under the Salaried Employee's Retirement Plan if the plan remains in effect and such executive officers retired at age 65. However, because of changes in the tax laws or future adjustments to benefit plan provisions, actual pension benefits could differ significantly from the amounts set forth in the table.

	Estimated Annual Pension (Years of Service)
Average Annual Salary During the Last 5 Years	15	20	25	30	35
$150,000	$40,500	$54,000	$67,500	$71,250	$75,000
$175,000	47,250	63,000	78,750	83,125	87,500
$200,000	54,000	72,000	90,000	95,000	100,000
$235,840	63,677	84,902	106,128	112,024	117,920

          The above amounts do not reflect the compensation limitations for plans qualified under the Internal Revenue Code, effective January 1, 1994. Effective January 1, 2002, annual compensation in excess of $200,000 ($235,840 for 1993) is not taken into account when calculating benefits under the Retirement Plan. Such limitation will not, however, operate to reduce plan benefits accrued as of December 31, 1993.

           If the executive officers named in the summary compensation table above (other than Mr. Taura) remain employees of our company until they reach age 65, the years of credited service for Messrs. Stuewe, Ransweiler, Muse, Katchen and Kilanowski will be as follows: Stuewe, 25 years; Ransweiler, 24 years; Muse, 16 years; Katchen, 40 years; and Kilanowski, 40 years.

           The Retirement Plan is a non-contributory defined benefit plan. Office and supervisory employees, not covered under another plan, automatically become participants in the plan on the earlier of January 1 or July 1 following completion of 1,000 hours of service in a consecutive twelve-month period. Upon meeting the eligibility requirement, employees are recognized as a participant from the date of commencement of their service with our company. Eligible employees become fully vested in their benefits after completing five years of service. Benefits under the plan are calculated on "average monthly pay" based upon the highest 60 consecutive months of the latest 120 months (and subject to the limitations discussed above) and the years of service completed.

          The basic pension benefit is equal to 45% of the employee's average monthly pay, reduced proportionally for years of service less than 25 years. The multiple is increased 0.5% per year for years of service in excess of 25 years to a maximum of 15 additional years.

REPORT OF THE COMPENSATION COMMITTEE

          The following report of the compensation committee and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

          Our executive compensation program is designed to attract, motivate, reward and retain the executive officers needed to achieve our business objectives, to increase our profitability and to provide value to our stockholders. The program has been structured and implemented to provide competitive compensation opportunities and various incentive awards based on company and individual performance. Our executive compensation program is composed of three principal components: base salary, short term incentive awards and long term incentive awards.

Base Salaries

           The base salaries of our five most highly compensated executive officers who were serving as such at December 28, 2002 are set forth in the summary compensation table located above. The base salary of Mr. Taura, our former Chairman and Chief Executive Officer, was established and reviewed by the compensation committee. Executive positions are grouped by grades which are part of our company's overall salary structure. The base salaries of senior executives, except those established by employment agreements, are reviewed to determine if adjustment is necessary based on competitive practices and economic conditions. Salaries are adjusted within grade ranges based on individual performance and changes in job content and responsibilities.

Short Term Incentive Awards

          The short-term program, or Annual Incentive Plan, consists of an opportunity for the award of an annual incentive cash bonus in addition to the payment of base salary. In 2002, our Annual Incentive Plan for corporate and division executives was tied to plan components comprised of actual levels achieved for EBITDA, collection/service charge revenue, operating expenses, safety goals, raw material procurement and individual initiatives. Incentive earned under each component is calculated independently of the other components and is expressed in terms of a percentage of base salary.

          In fiscal 2002, our company met the predetermined threshold established for the payment of cash incentive awards to all employees participating in the Annual Incentive Plan. Under the Annual Incentive Plan, senior executives are entitled to receive annual bonuses of up to 60% of their base salaries. Additionally, for fiscal 2002, our company paid certain other discretionary bonuses outside the Annual Incentive Plan.

Long Term Incentive Awards

          In connection with a financial restructuring of our company consummated in December 1993, long term incentive awards in the form of stock options were granted to certain of our executive officers under the 1993 Plan. In fiscal 1997, the Board of Directors suspended the 1993 Plan and no further options are to be issued under such plan.

          Under the 1994 Plan, stock options are awarded based on an individual's level of responsibility within his or her area, such individual's executive development potential and competitive market norms. Options granted under the 1994 Plan are granted at 100% of the fair market value of the stock on the date of grant.

Fredric J. Klink
O. Thomas Albrecht
Charles Macaluso
Richard A. Peterson

PERFORMANCE GRAPH

          Set forth below is a line graph comparing the change in the cumulative total stockholder return on our company's common stock with the cumulative total return of the AMEX Stock Market - U.S. Index, the Dow Jones Industrial Pollution Control/Waste Management Index, and the CSFB-Nelson Agribusiness Index for the period from January 3, 1998 to December 28, 2002, assuming the investment of $100 on January 3, 1998 and the reinvestment of dividends.

          The stock price performance shown on the graph only reflects the change in our company's stock price relative to the noted indices and is not necessarily indicative of future price performance.

COMPARISON OF CUMULATIVE TOTAL RETURN
DARLING COMMON STOCK
AMEX STOCK MARKET- U.S.
DOW JONES INDUSTRIAL POLLUTION CONTROL/WASTE MANAGEMENT INDEX
CSFB-NELSON AGRIBUSINESS INDEX

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

          The following table and notes set forth certain information with respect to the beneficial ownership of shares of our common stock, as of March 25, 2003, by each person or group within the meaning of Rule 13d-3 under the Exchange Act who is known to our management to be the beneficial owner of more than five percent of our outstanding common stock and is based upon information provided to us by such persons.

Name and Address of Beneficial Owner	Amount and Nature of Benefical Ownership (1)		Percent of Class

Phoenix Partners	6,374		*
Betje Partners	2,278		*
Phaeton B.V.I.	4,532		*
Morgens Waterfall Income Partners	233,187		*
Morgens, Waterfall, Vintiadis and Company, Inc.	6,810	(2)	*
Restart Partners L.P.	884,193		1.4%
Restart Partners II, L.P.	1,746,980		2.8%
Restart Partners III, L.P.	1,445,937		2.3%
Restart Partners IV, L.P.	900,369		1.5%
Restart Partners V, L.P.	150,000		*
MWV Employee Retirement Plan Group Trust	1,648		*
Endowment Restart, L.L.C.	1,080,975		1.7%
Edwin H. Morgens	6,454,825	(3)	10.3%
Bruce Waterfall (collectively, the "Morgens, Waterfall Group")	6,454,825	(4)	10.3%
Morgens, Waterfall Group (5)	6,456,473	(6)	10.3%

Credit Lyonnais New York Branch (7)	4,359,141		7.0%
Daple, S.A./PPM America Special Investments CBO II, L.P./ PPM America Special Investments Fund, L.P. (8)	17,902,607		28.8%
Bank One N.A. (9)	6,434,923		10.3%
Cerberus Partners, L.P. (10)	8,355,849		13.4%
Avenue Special Situations Fund II L.P. (11)	6,538,530		10.5%

* Less than 1%

  Except as otherwise indicated in footnotes 2, 3, 4 and 6, the entities named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

  Morgens Waterfall Vintiadis and Company, Inc. does not directly own any of the common stock or options described in footnote 6 but may be deemed to indirectly beneficially own 6,810 shares of our common stock, assuming exercise of the options, by virtue of contracts with Phaeton B.V.I. and Betje Partners pursuant to which Morgens Waterfall Vintiadis and Company, Inc. provides investment advisory services.

  Edwin H. Morgens does not have direct beneficial ownership of the common stock or options described in footnote 6. Mr. Morgens may be deemed to indirectly beneficially own 6,454,825 shares of our common stock, assuming exercise of the options described in the second to last sentence of footnote 6, by virtue of his positions as managing member of each of MW Management, L.L.C., MW Capital, L.L.C. and Endowment Prime, L.L.C., as general partners of Phoenix Partners and Morgens Waterfall Income Partners and managing member of Endowment Restart, L.L.C., respectively; as Chairman of the Board of Directors and Secretary of Morgens Waterfall Vintiadis and Company, Inc.; as Chairman of the Board of Directors and Secretary of Prime, Inc., as general partner of each of Prime Group, L.P., Prime Group II, L.P., Prime Group III, L.P., Prime Group IV, L.P. and Prime Group V, L.P., as general partners of Restart Partners L.P., Restart Partners II, L.P., Restart Partners III, L.P., Restart Partners IV, L.P. and Restart Partners V, L.P., respectively.

  Bruce Waterfall may be deemed to indirectly beneficially own 6,454,825 shares of our common stock, assuming exercise of the options described in the last sentence of footnote 6, by virtue of his positions as managing member of each of MW Management, L.L.C., MW Capital, L.L.C. and Endowment Prime, L.L.C., as general partners of Phoenix Partners and Morgens Waterfall Income Partners and managing member of Endowment Restart, L.L.C., respectively; as President, Assistant Secretary and a Director of Morgens Waterfall Vintiadis and Company, Inc.; as President and a Director of Prime, Inc. as general partner of each of Prime Group, L.P., Prime Group II, L.P., Prime Group III, L.P., Prime Group IV, L.P. and Prime Group V, L.P., as general partners of Restart Partners L.P., Restart Partners II, L.P., Restart Partners III, L.P., Restart Partners IV, L.P. and Restart Partners V, L.P., respectively.

  The address for each member of the Morgens, Waterfall Group is 600 Fifth Avenue, 27th Floor, New York NY 10020.

  Includes options, which are immediately exercisable, in the following amounts for each entity: Phoenix Partners (6,374 options); Betje Partners (2,278 options); Phaeton B.V.I. (4,532 options); Morgens Waterfall Income Partners (6,880 options); Restart Partners L.P. (26,096 options); Restart Partners II, L.P. (51,561 options); Restart Partners III, L.P. (42,672 options); Restart Partners IV, L.P. (26,571 options); MWV Employee Retirement Plan Group Trust (1,648 options); Endowment Restart, L.L.C. (37,388 options), Edwin H. Morgens may be deemed to have indirect beneficial ownership of 204,352 options. Bruce Waterfall may be deemed to have indirect beneficial ownership of 204,352 options.

  The address for Credit Lyonnais New York Branch is 1301 Avenue of the Americas, New York, NY 10019.

  PPM America Special Investments Fund, L.P. ("SIF I") and PPM America Special Investments CBO II, L.P. ("CBO II") are each investment funds. Daple, S.A. ("Daple") is a special purpose entity formed for the purpose of investing, which invests on a pro rata basis with each of SIF I and CBO II. PPM America Fund Management GP, Inc. ("SIF I GP") serves as the managing general partner of SIF I. PPM America CBO II Management Company ("CBO II GP") serves as the general partner of CBO II. PPM MGP (Bermuda), Ltd. ("PPM Bermuda") serves as the general partner of CBO II GP. PPM America, Inc. ("PPM America") serves as investment manager/adviser to each of SIF I and CBO II. PPM America also serves as the investment adviser to Daple and PPM Bermuda serves as the special investment manager to Daple. Each of SIF I GP, CBO II GP, PPM Bermuda and PPM America are subsidiaries of PPM Holdings, Inc. ("Holdings"). The address for SIF I, SIF I GP, CBO II, and CBO II GP is 225 West Wacker Drive, Suite 975, Chicago, Illinois 60606, the address for PPM America is 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, and the address for PPM Bermuda is Clarendon House, 2 Church Street, Hamilton HM11, Bermuda. Each of SIF I, SIF I GP, CBO II, CBO II GP, PPM America and Holdings is organized under the laws of the State of Delaware. PPM Bermuda is organized under the laws of Bermuda. Daple is a company incorporated with limited liability under the laws of Luxembourg.

  For purposes of determining beneficial ownership of shares of common stock pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, (i) SIF I is the legal and beneficial owner of 10,522,770 shares of common stock (the “SIF I Securities”) and none of the SIF I Securities are owned directly or indirectly by SIF I GP, PPM America or Holdings, (ii) CBO II is the legal and beneficial owner of 6,659,897 shares of common stock (the “CBO II Securities”) and none of the CBO II Securities are owned directly or indirectly by CBO II GP, PPM Bermuda, PPM America or Holdings, and (iii) PPM America and PPM Bermuda are the beneficial owners of 719,940 shares of common stock registered in the name of Daple (the “Daple Securities”) due to the fact that Daple has delegated all of its power to vote and to acquire and dispose of the Daple Securities to PPM America and PPM Bermuda. SIF I, SIF I GP, PPM America and Holdings may be deemed to share voting and investment power with respect to the SIF I Securities, CBO II, CBO II GP, PPM Bermuda, PPM America and Holdings may be deemed to share voting and investment power with respect to the CBO II Securities, and PPM America and PPM Bermuda share, and Holdings may be deemed to share, voting and investment power with respect to the Daple Securities. SIF I GP, PPM America and Holdings disclaim beneficial ownership of the SIF I Securities and CBO II GP, PPM Bermuda, PPM America and Holdings disclaim beneficial ownership of the CBO II Securities. Holdings disclaims beneficial ownership of the Daple Securities.

  The address for Bank One N.A. is 1 Bank One Plaza, Chicago, IL 60670.

  Based on information in a Schedule 13D filed by Stephen Feinberg on May 22, 2002, Mr. Feinberg possesses the sole power to vote and direct the disposition of all 8,355,849 shares of common stock of Darling held by Cerberus Partners, L.P. and thus may be deemed to beneficially own such shares. The address for Cerberus Partners, L.P. is 450 Park Avenue, 28th Floor, New York, NY 10022.

  The address for Avenue Special Situations Fund II L.P. is 535 Madison Avenue, 15th Floor, New York, NY 10022.

Security Ownership of Management

          The following table and notes set forth certain information with respect to the beneficial ownership of shares of our common stock, as of March 25, 2003, by each director, each executive officer and by all executive officers and directors as a group:

Name of Individual	Common Stock Owned	Former Class A Options (1)	Unexercised Plan Options (2)	Common Stock Beneficially Owned (3)	Percent of Common Stock Owned

Randall C. Stuewe	0	0	62,500	62,500	*
Denis J. Taura (4)	30,000	30,000	1,176,000	1,236,000	2.0%
Fredric J. Klink	90,000	0	100,000	190,000	*
O. Thomas Albrecht	0	0	2,000	2,000	*
Charles Macaluso	0	0	2,000	2,000	*
Richard A. Peterson	0	0	2,000	2,000	*
James A. Ransweiler	5,000	0	200,832	205,832	*
Joseph R. Weaver, Jr.	0	0	14,040	14,040	*
John O. Muse	7,500	0	18,000	25,500	*
Neil Katchen	5,000	0	29,520	34,520	*
Mitchell Kilanowski	1,500	0	18,000	19,500	*
Gilbert L. Gutierrez	1,300	0	9,120	10,420	*
All executive officers and directors as a group (12 persons)	140,300	30,000	1,634,012	1,804,312	2.8%*

* Represents less than one percent of our common stock outstanding.

  These Class A options were canceled and the numbers represent options to purchase shares of our common stock.

  Represents options that are or will be vested and exercisable within 60 days of March 25, 2003.

  Except as otherwise indicated in the columns "Former Class A Options" and footnote 1 and "Unexercised Plan Options" and footnote 2 and in footnote 4, the persons named in this table have sole voting and investment power with respect to all shares of capital stock shown as beneficially owned by them.

  "Common Stock Beneficially Owned" includes 540,000 options granted to Mr. Taura on March 15, 2000 and an additional 540,000 options granted to Mr. Taura on December 13, 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Mr. Taura served as our Chairman of the Board and Chief Executive Officer from August 1999 to February 2003. Mr. Taura is a partner in the management consulting firm Taura Flynn and Associates, LLC. Prior to Mr. Taura becoming our employee, he served as our Chairman of the Board and Chief Executive Officer pursuant to an agreement between Taura Flynn and Associates and us. Upon consummation of the recapitalization of our company in May 2002, Mr. Taura was retained as a consultant to serve as our Chairman and Chief Executive Officer pursuant to an agreement between Taura Flynn and Associates and us. Instead of paying Mr. Taura as a salaried employee during the remainder of 2002, Taura Flynn and Associates was paid an equivalent amount for his services. See "Executive Compensation" above for information regarding the amounts paid to Mr. Taura and to Taura Flynn and Associates during fiscal 2002.

          Fredric J. Klink, one of our directors, was a partner in the law firm of Dechert LLP until December 31, 2001 when he became of counsel at Dechert LLP. We paid Dechert LLP $463,631 during fiscal 2002 for the performance of various legal services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors and executive officers and any persons who own more than ten percent of our common stock to file with the Securities and Exchange Commission various reports as to ownership of such common stock. Such persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us, the aforesaid Section 16(a) filing requirements were met on a timely basis during 2002.

REPORT OF THE AUDIT COMMITTEE

          The following report of the audit committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

           Under the guidance of a written charter adopted by the Board of Directors, the audit committee oversees our management's conduct of the financial reporting process on behalf of our Board of Directors. A copy of the charter is attached as Annex A to the proxy statement of which this report is a part. The audit committee also appoints the accounting firm to be retained to audit our company's consolidated financial statements, and once retained, the accounting firm reports directly to the audit committee. The audit committee is responsible for approving both audit and non-audit services to be provided by the independent auditors.

          Management is responsible for our company's financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our company's independent auditors are responsible for auditing those consolidated financial statements and expressing an opinion on the conformity of those consolidated financial statements with accounting principles generally accepted in the United States of America. The audit committee's responsibility is to monitor and review these processes. It is not the audit committee's duty or responsibility to conduct auditing or accounting reviews.

          The audit committee met with management periodically during fiscal 2002 to consider the adequacy of our company's internal controls, and discussed these matters and the overall scope and plans for the audit of our company with our independent auditors, KPMG LLP. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

          The audit committee also discussed with senior management and KPMG LLP our company's disclosure controls and procedures and the certifications by our Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission under the recently enacted Sarbanes-Oxley Act of 2002 for certain of our company's filings with the Securities and Exchange Commission.

          In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the 2002 Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

          The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of our company's accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States. In addition, the audit committee has discussed with the independent auditors the auditors' independence from our company and our management, including the matters in the written disclosures and letter which were received by the audit committee from the independent auditors as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and considered the compatibility of non-audit services with the auditor's independence.

          In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 28, 2002 for filing with the Securities and Exchange Commission.

Richard A. Peterson
O. Thomas Albrecht
Charles Macaluso

APPOINTMENT OF INDEPENDENT AUDITORS

          The audit committee has appointed KPMG LLP as our independent auditors for the fiscal year ending January 3, 2004.

          One or more representatives of KPMG LLP, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

           In addition to performing the audit of our consolidated financial statements, KPMG LLP has provided various other services during fiscal 2002 and 2001. The aggregate fees billed for fiscal 2002 and 2001 for each of the following categories of services are set forth below:

          Audit Fees.    The aggregate fees billed for professional services rendered by KPMG LLP for the years ended December 28, 2002 and December 29, 2001 for the audit of our financial statements for the years ended December 28, 2002 and December 29, 2001 were $251,000 and $223,500, respectively.

          Audit-Related Fees.    The aggregate fees billed for audit-related services rendered by KPMG LLP for the years ended December 28, 2002 and December 29, 2001 for audits of employee benefit plans and services related to the recapitalization were $128,000 and $92,000, respectively.

          Tax Fees.    The aggregate fees billed for professional services rendered by KPMG LLP during fiscal 2002 and 2001 for tax compliance, tax advice and tax planning were $37,000 and $16,500, respectively.

          All Other Fees.    The aggregate fees billed for professional services rendered by KPMG LLP during fiscal 2002 and 2001 for services other than those described under "Audit Fees," "Audit-Related Fees" and "Tax Fees" were none during fiscal 2002, and $88,700 during fiscal 2001, for internal audit staff and accounting project assistance.

           The audit committee has reviewed summaries of the services provided by KPMG LLP and the related fees, and the audit committee has determined that the provision of non-audit services described in "All Other Fees" is compatible in maintaining the independence of KPMG LLP.

OTHER MATTERS

           Our management is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

ADDITIONAL INFORMATION

Stockholder Proposals for Inclusion in Our 2004 Annual Meeting Proxy Statement and Proxy Card

           Any stockholder proposal to be considered by us for inclusion in our 2004 proxy statement and form of proxy card for next year's Annual Meeting of Stockholders, expected to be held in May 2004, must be received by our Secretary at our principal executive offices located at 251 O'Connor Ridge Boulevard, Suite 300, Irving, Texas 75038, no later than December 25, 2003 (120 days prior to the first anniversary of the date of this proxy statement). The Securities and Exchange Commission rules set forth standards as to what stockholder proposals are required to be included in a proxy statement.

Other Stockholder Proposals for Presentation at Our 2004 Annual Meeting

          For any proposal that is not submitted for inclusion in next year's proxy statement (as described above) but is instead sought to be presented directly at the 2004 annual meeting, Securities and Exchange Commission rules permit management to vote proxies in its discretion if we: (a) receive notice of the proposal more than 45 days prior to the anniversary of the mailing date of this proxy statement and we advise stockholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal at least 45 days prior to the anniversary of the mailing date of this proxy statement. Notices of intention to present proposals at the 2004 annual meeting should be addressed to our Secretary at our principal executive offices located at 251 O'Connor Ridge Boulevard, Suite 300, Irving, Texas 75038.

By Order of the Board of Directors,

Joseph R. Weaver, Jr. Secretary

Irving, Texas
April 17, 2003

ANNEX A

CHARTER
OF
THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

DARLING INTERNATIONAL INC.

Audit Committee of the Board of Directors
CHARTER

PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to act on behalf of the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting, control and audit functions, including overseeing the financial reports and Company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical and regulatory requirements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy for both the American Stock Exchange (AMEX) and the Sarbanes-Oxley Act of 2002.

Accordingly, each of the each of the members of the Audit Committee will be members of the Board of Directors and will otherwise be independent and financially literate:

  In order to be considered independent, a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other board committee:

    Accept any consulting, advisory, or other compensatory fee from the Company; or

    Be an affiliated person of the Company or any subsidiary thereof.

  Members must be able to read and understand fundamental financial statements.

In addition, at least one member of the Committee will have accounting or related financial management expertise.

Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. As part of its role to foster open communication, the Audit Committee should meet at least annually with management and the outside auditors in separate executive sessions to discuss any matters that the Audit Committee believes should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the outside auditors and management quarterly to review the Company's financial statements.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that Company financial management, as well as the outside auditors, have more time, knowledge and detailed information regarding the Company's financial affairs than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

  Consider and review with the outside auditors and management: (a) the adequacy of the Company's disclosure controls and procedures and internal controls, including computerized information system disclosure controls and procedures or controls and security, (b), all significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and (d) the related findings and recommendations of the outside auditors together with management's responses.

  Review and discuss with management and the outside auditors the accounting policies that may be viewed as critical, and review and discuss any significant changes in the accounting policies of the Company and any accounting and financial reporting proposals that may have a significant impact on the Company's financial reports. Inquire as to the outside auditors' views about whether management's choices of accounting principles are conservative, moderate, or aggressive from the perspective of income, asset, and liability recognition, and whether those principles are common practices or are minority practices.

  Review and discuss with management and the outside auditor (a) any material financial or non-financial arrangements of the Company which do not appear on the financial statements of the Company and (b) any transactions or courses of dealing with parties related to the Company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and are relevant to an understanding of the Company's financial statements.

  Prior to releasing any financial statements or comparable information to the public (including any earnings releases) or submitting financial statements or related financial information to the Securities and Exchange Commission, including the financial statements and financial information, such as Manager's Discussion and Analysis of Financial Condition and Results of Operations, contained in Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, review the financial statements and related financial information with management and the outside auditors to determine that management and the outside auditors are satisfied with the disclosures and content. The Chair of the Committee may represent the entire Committee where time does not permit the review of interim financial information by the full Committee.

  Review with management and the outside auditor the results of annual audits and related comments and any reports of the outside auditor with respect to interim periods, in consultation with the other Board committees as deemed appropriate, including: (a) the outside auditor's audit of annual financial statements, accompanying footnotes and its report thereon; (b) any significant changes required in the outside auditor's audit plans; (c) any difficulties or disputes with management encountered during the course of the annual audit or the review with respect to interim periods; (d) any significant adjustments, management judgments and accounting estimates; and (e) other matters related to the conduct of the audit or review, which are to be communicated to the Audit Committee under Generally Accepted Auditing Standards.

The Committee must establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the anonymous submissions by employees of concerns regarding "questionable" accounting or auditing matters. Such procedures will be expressed to employees in conjunction with the Company Code of Conduct and will be appropriately published to employees.

The Committee will have the direct responsibility for the appointment, compensation and oversight of the Company's public accounting firms conducting audits of the Company's financial statements, and the accounting firms must report directly to the Audit Committee.

The Committee shall:

  Request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

  Discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

  Recommend that the Board take appropriate action to oversee the independence of the outside auditor.

Pre-Approved Audit and Non-Audit Services

Both audit and permitted non-audit services provided to the Company must be pre-approved by the Audit Committee. The Committee may delegate the authority to grant pre-approvals to one or more of its members. Decisions made by the delegate must be reviewed and approved by the full Audit Committee during its regular scheduled meetings. Approval of non-audit activities also must be disclosed to investors in the Company's periodic reports.

Reporting to Shareholders

The Committee shall make available to shareholders a summary report on the scope of its activities. This may be identical to the report that appears in the Company's annual report.

PROXY CARD

DARLING INTERNATIONAL INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MAY 13, 2003
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of DARLING INTERNATIONAL INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Joseph R. Weaver and Brad Phillips, or either one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Sheraton Grand Hotel, 4440 W. John Carpenter Freeway, Irving, Texas 75063, on May 13, 2003 at 10:00 a.m., local time, and at any and all adjournments and postponements thereof (the "Annual Meeting"), on all matters that may come before such Annual Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified.

(CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

Please mark your vote as indicated in this example  [X]

1.        Election of Directors (Proposal No. 1):

VOTE FOR ALL*                    WITHHOLD FOR ALL
[   ]                                              [   ]

Nominees:
Randall C. Stuewe	Charles Macaluso
O. Thomas Albrecht	Richard A. Peterson
Fredric J. Klink

*      To withhold authority to vote for one or more nominee(s), write the name(s) of the nominee(s) below:

2.        Other Matters:

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES OF COMMON STOCK COVERED HEREBY WILL BE VOTED AS SPECIFIED HEREIN. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED “FOR” PROPOSAL NO. 1 AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

NOTE: PLEASE DATE THIS PROXY, SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

The undersigned hereby revokes all previous Proxies and acknowledges receipt of the Notice of Annual Meeting dated April 17, 2003, the Proxy Statement attached thereto and the Annual Report of the Company for the fiscal year ended December 28, 2002 forwarded therewith.

Dated: _______________________________, 2003

_______________________________
Signature

_______________________________
Signature